APPLIED DNA SCIENCES, INC.



     WARRANT AGREEMENT, dated March __, 2006 (the "Agreement"), by and between Applied DNA Sciences, Inc., a Nevada corporation (the "Company"), and __________________ (individually the "Warrant Holder" and collectively with others, the "Warrant Holders").

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Warrant Holder hereby agree as follows:

     1. Exercise of Warrant. This warrant (the "Warrant") shall entitle the Warrant Holder thereof to purchase an aggregate of _________ shares of common stock par value $0.001 per share of the Company ("Common Stock") at an exercise price of $0.50 per share (the "Exercise Price") per share. This Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on March 8, 2006 and expiring at 5:00 p.m., New York City time, on March 7, 2011 (the "Exercise Term"), or if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender of the Warrant Certificate evidencing the Warrant to be exercised to the Company at its principal office or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If any Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant Certificates for cancellation and presentment of the Exercise Form, execute and deliver new a Warrant Certificate or Certificates, as the case may be, evidencing the rights of the Warrant Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of a Warrant Certificate at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by the appropriate payment for the shares of Common Stock underlying the Warrants (the "Warrant Shares"), the Warrant Holder shall be deemed to be the Warrant Holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Warrant Holder. Certificates for the Warrant Shares shall be delivered to the Warrant Holder within a reasonable time following the exercise of the Warrants in accordance with the foregoing.

     2. Alternative Exercise Provisions. Anything contained herein to the contrary notwithstanding, subject to compliance by the Warrant Holder with the restrictions on offer and sale referred to in Section 11 hereof, the Warrant Holder, at his option, may exercise the Warrants, in whole or in part, during the Exercise Term by delivering to the Company a confirmation slip issued by a brokerage firm that is a member of the National Association of Securities Dealers, Inc. or the equivalent governing body for broker -dealers in other nations, with respect to the sale of those number of Warrant Shares for which the Warrants are being exercised, and, in such case, the Company shall deliver certificates representing such Warrant Shares on settlement date at the office of the Company's stock transfer agent against payment for such Warrant Shares by such brokerage firm or its clearing broker, made payable to the Company or made payable to the order of the Warrant Holder and endorsed by the Warrant Holder to the Company.

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     3. Reservation and Listing of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the Warrants, such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on the Over The Counter Bulletin Board or on Nasdaq or a national securities exchange, if such shares of Common Stock, as a class, are theretofore so listed.

     4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrants. Any fraction of a share called for upon any exercise hereof shall be canceled. The Warrant Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of the Warrants.

     5. Exchange, Transfer, Assignment or Loss of Warrant. The Warrants are exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender of the Warrant Certificates evidencing such Warrants to the Company at its office or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Warrant Holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable thereunder at the same respective Exercise Price. Subject to
Section 11 hereof, upon surrender of this Warrant Agreement to the Company at its principal office or at the office of its stock transfer agent, if any, with a duly executed assignment form and funds sufficient to pay the applicable transfer tax, if any, the Company shall, without charge, execute and deliver new Warrant Agreement(s) in the name of the assignee named in such instrument of assignment and the original Warrant Agreement shall promptly be canceled. The Warrants may be divided or combined with other Warrants which carry the same rights upon presentation of the Warrant Agreement evidencing such Warrants at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice signed by the Warrant Holder hereof specifying the names and denominations in which new Warrant Agreements are to be issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of the Warrants, if mutilated, the Company will execute and deliver new Warrant Agreements of like tenor and date.

     6. Rights of the Warrant Holder. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a share holder of the Company until exercise of any Warrants.

     7.    Adjustments of Purchase Price and Number of Shares.

     (a) Subdivision and Combination. If the Company shall at any time subdivide or combine the outstanding shares of Common Stock by way of stock split, reverse stock split or the like, the Exercise Price shall forthwith be proportionately increased or decreased.

     (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of paragraph 7(a), the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted to the nearest full share of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of

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Common Stock  issuable upon exercise of the Warrants  immediately  prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (c) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Warrant Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrant Holder were the owner of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrant Holder had exercised the Warrants.

     (d) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to the holders of its Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Warrant Holder of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7(e).

     (e) Warrant Agreement After Adjustment. Irrespective of any change pursuant to this Section 7 in the Exercise Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of the Warrants, this Warrant Agreement may continue to express as the Exercise Price and as the number of shares obtainable upon exercise, the same price and number of shares as are stated herein.

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
     (f) Statement of Calculation. Whenever the Exercise Price shall be adjusted pursuant to the provisions of this Section 7, the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Exercise Price determined as above provided in such section. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Exercise Price to be sent by certified mail, return receipt requested, postage prepaid, to the Warrant Holder.

     8. Call Rights. The Company has the right, but not the obligation, to call this Warrant for $1.25 per share at the earlier of (i) one year from the date first set forth above or (ii) from and after the date that the Warrant Shares are registered for public sale in the United States and the Common Stock trades at or above $1.25 per share for twenty (20) consecutive trading days. The Company may exercise this right of redemption by written notice to the registered holder of this Warrant together with payment of $1.25 or its Sterling equivalent.

     9. Definition of "Common Stock." For the purpose of the Warrants, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock, $.001 par value, of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section 7 hereof, the shares of stock or other securities or property obtainable upon exercise of the Warrants shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section 7 hereof and all other provisions of the Warrants with respect to Common Stock shall apply on like terms to any such other shares or other securities.

     10. Registration Under the Securities Act of 1933. The Company will prepare and file a registration statement with the Securities and Exchange Commission covering the Warrant Shares and the shares of Common Stock issuable upon conversion of the 10% Secured Convertible Promissory Notes due September 7, 2007 of the Company within thirty (30) days of the effective date of the Company's pending registration statement on Form SB-2 (SEC File 333-122848) being declared effective by the SEC., and it agrees to use its reasonable best efforts to have the registration statement declared effective by the SEC by no later than one hundred and eighty (180) days after filing. If the Company fails to file a registration statement with the SEC on or before the time frame described, the Warrant Holders will be entitled to liquidated damages in the amount of 2% per month for each month the Company is delinquent in filing the registration statement.

     11. Restrictions on Offer and Sale. THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE, "SECURITIES ACT").


        THE SALE, ASSIGNMENT, CONVEYANCE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS WARRANT TO U.S. PERSONS, AS DEFINED IN RULE 902(k) OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, IS PROHIBITED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AS PROMULGATED UNDER THE SECURITIES ACT; (2) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT; OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND ANY CERTIFICATE REPRESENTING WARRANT SHARES SHALL BEAR A LEGENT TO SUCH EFFECT.

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
     12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Warrant Holder the right to vote or to consent or to receive notice as a share holder in respect of any meetings of share holders for the election of directors or any other matter, or as having any rights whatsoever as a share holder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

     (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) The Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any warrant, right or option to subscribe therefor; or

     (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed; or

     (d) There shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity;

     then, in anyone or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the share holders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, warrants or options, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, warrants or options, or any proposed dissolution, liquidation, winding up or sale.

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
     13.   Notices.

     (a) All communications under this Agreement shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or telecopied with confirmation of receipt or delivered by hand or by overnight delivery service:

                        If to the Company, at:

                        Applied DNA Operations Management, Inc.
                        Attn: Jim Hayward, Chief Executive Officer
                        25 Health Sciences Drive, Suite 113
                        Stony Brook, New York  11790


                        If to the Warrant Holder, to the address of such Warrant Holder as it appears in the stock or warrant ledger of the Company.

     (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telecopied shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when hand delivered or on the day following deposit with the overnight delivery service.

     14.   Successors.  All  the  covenants  and   provisions  of  this  Warrant
Agreement by or for the benefit of the Warrant Holder shall inure to the benefit of his successors and assigns hereunder.

     15.   Termination. This Warrant Agreement will terminate on  the earlier of
(a) the expiration date of the Warrants or (b) the date all of the Warrants shall have been exercised.

     16. Governing Law. This Warrant Agreement shall be deemed to be made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, excluding choice of law principles thereof.

     17. Entire Agreement, Amendment, Waiver. This Warrant Agreement and all attachments hereto and all incorporation by references set forth herein, set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Warrant Agreement may be amended, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the

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
Company has obtained the written consent or waiver of the Warrant Holder. No course of dealing between or among any persons having any interest in this Warrant Agreement will be deemed effective to modify, amend or discharge any part of this Warrant Agreement or any rights or obligations of any person under or by reason of this Warrant Agreement.

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
                                      APPLIED DNA SCIENCES, INC.



                                      By: /s/ James Hayward
                                      ----------------------
                                      Name: James Hayward
                                      Title: CEO






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
                           APPLIED DNA SCIENCES, INC.

                              WARRANT EXERCISE FORM

                     (To be executed upon exercise Warrant)


        The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ___ of the Warrant Shares and herewith pays the Exercise Price in accordance with the terms of this Warrant by tendering payment for such Warrant Shares to the order of APPLIED DNA SCIENCES, INC. in the amount of $_________.

        The undersigned requests that a certificate for the Warrant Shares being purchased be registered in the name of ______________ and that such certificate be delivered to __________.



Dated:_____________                          Signature:_________________________



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